Exhibit 10.19(d)

AGREEMENT AND CONSENT

THIS AGREEMENT AND CONSENT (this "Agreement") is entered into as of January 28, 2004, among THE VAIL CORPORATION, a Colorado corporation doing business as "Vail Associates, Inc." ("Borrower"), each Guarantor (as defined in the Credit Agreement referenced below), each of the financial institutions party hereto (each, a "Term Loan Lender," and collectively, the "Term Loan Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (herein so called) under that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 10, 2003 (as amended to date, the "Credit Agreement"), among Borrower, Administrative Agent, and certain other agents and lenders party thereto. Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement. Banc of America Securities LLC will serve as Sole Lead Arranger and Sole Book Manager for the Term Loan Facility.

1. Subject Modifications. Pursuant to Section 2.5 of the Credit Agreement, Borrower has requested the following modifications to the Credit Agreement (collectively, the "Subject Modifications"): (a) the reduction of the "Applicable Margin" with respect to Term Loans to a percentage per annum equal to 2.25% commencing on January 28, 2004; and (b) the extension of the "Termination Date" for the Term Loan Facility to the earlier of (i) December 10, 2010, and (ii) the effective date of any other termination, cancellation or acceleration of the Term Loan Facility.

2. Consent of Administrative Agent and Term Loan Lenders. By execution below, Administrative Agent and each Term Loan Lender hereby consent to the Subject Modifications.

3. Conditions Precedent to Effectiveness. This Agreement shall be effective on the date (the "Effective Date") upon which Administrative Agent receives (a) counterparts of this Agreement executed by Borrower, Guarantors, Administrative Agent, and Term Loan Lenders, and such other certificates, opinions, and other documents as Administrative Agent may request, and (b) a certificate from a Responsible Officer certifying that (i) the representations and warranties set forth in Section 7 of the Credit Agreement and the other Loan Papers are true and correct as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) no Default or Potential default then exists or will arise after giving effect to this Agreement and the transactions contemplated hereby.

4. Miscellaneous. Unless stated otherwise herein, (a) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (b) this Agreement is a "Loan Paper" referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 14 of the Credit Agreement are incorporated herein by reference, (c) this Agreement, the Credit Agreement, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (d) except as provided in this Agreement, the Credit Agreement and the other Loan Papers are unchanged and are ratified and confirmed.

5. Parties. This Agreement binds and inures to the benefit of Borrower, Guarantors, Administrative Agent, Term Loan Lenders, and their respective successors and assigns.

The parties hereto have executed this Agreement in multiple counterparts as of the date first above written.

Remainder of Page Intentionally Blank. Signature Pages to Follow.
THE VAIL CORPORATION (D/B/A "VAIL ASSOCIATES, INC."), as Borrower By: Name: Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

______________________________,
as a Term Loan Lender

By:

Name:

Title:

GUARANTORS' CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Term Loan Lenders to execute, and in consideration of Administrative Agent's and Term Loan Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each.

Vail Resorts, Inc.

Vail Holdings, Inc.

Beaver Creek Associates, Inc.

Beaver Creek Consultants, Inc.

Beaver Creek Food Services, Inc.

Breckenridge Resort Properties, Inc.

Complete Telecommunications, Inc.

Gillett Broadcasting, Inc.

Grand Teton Lodge Company

Heavenly Valley, Limited Partnership

Jackson Hole Golf and Tennis Club, Inc.

JHL&S LLC

Keystone Conference Services, Inc.

Keystone Development Sales, Inc.

Keystone Food & Beverage Company

Keystone Resort Property Management Company

Larkspur Restaurant & Bar, LLC

Lodge Properties, Inc.

Lodge Realty, Inc.

Mountain Thunder, Inc.

Property Management Acquisition Corp., Inc.

Rockresorts International, LLC

Rockresorts LLC

Rockresorts Cheeca, LLC

Rockresorts Equinox, Inc.

Rockresorts LaPosada, LLC

Rockresorts Wyoming, LLC

Rockresorts Casa Madrona, LLC

Rockresorts Rosario, LLC

Teton Hospitality Services, Inc.

The Village at Breckenridge Acquisition Corp., Inc.

Timber Trail, Inc.

VA Rancho Mirage I, Inc.

VA Rancho Mirage II, Inc.

VA Rancho Mirage Resort, L.P.

Vail/Arrowhead, Inc.

Vail Associates Holdings, Ltd.

Vail Associates Investments, Inc.

Vail Associates Real Estate, Inc.

Vail/Beaver Creek Resort Properties, Inc.

Vail Food Services, Inc.

Vail Resorts Development Company

Vail RR, Inc.

Vail Summit Resorts, Inc.

Vail Trademarks, Inc.

VAMHC, Inc.

VR Heavenly I, Inc.

VR Heavenly II, Inc.

VR Holdings, Inc.

By:

Name:

Title: